Security Information








Security Purchased


Cusip
05568AAA8


Issuer
BANK OF IRELAND


Underwriters
DBSI, Lehman Brothers, Merrill
Lynch


Years of continuous operation,
including predecessors
> 3 years


Security
BKIR Var 8/2049


Is the affiliate a manager or
co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer
from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/27/2006


Total amount of offering sold
to QIBs
400,000,000


Total amount of any concurrent
public offering
0


Total
400,000,000


Public offering price
 $100.00


Price paid if other than
public offering price
 N/A


Underwriting spread or
commission
0.65%


Rating
A2/A-


Current yield
6.11%


Benchmark vs Spread (basis
points)
160 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Boston Funds







DWS Bond VIP
Boston
175,000
 $                   175,000
0.04%



DWS Core Plus Income Fund
Boston
630,000
 $                   630,000
0.16%



Chicago Funds







DWS Core Fixed Income VIP
Chicago
310,000
 $                   310,000
0.08%



New York Funds







DWS Core Fixed Income Fund
New York
1,170,000
 $
1,170,000
0.29%



DWS Lifecycle Long Range Fund
New York
245,000
 $                   245,000
0.06%



Total

2,530,000
 $
2,530,000
0.63%











^The Security and Fund
Performance is calculated
based on information provided
by State Street Bank.




*If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
the quarter-end, the quarter-
end date is listed.


















Security Information








Security Purchased


Cusip
20030NAM3


Issuer
COMCAST CORP


Underwriters
DBSI, Goldman Sachs, Merrill
Lynch


Years of continuous operation,
including predecessors
> 3 years


Security
CMCSA 6.45% 3/15/2037


Is the affiliate a manager or
co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer
from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/27/2006


Total amount of offering sold
to QIBs
1,250,000,000


Total amount of any concurrent
public offering
0


Total
1,250,000,000


Public offering price
 $99.40


Price paid if other than
public offering price
 N/A


Underwriting spread or
commission
0.88%


Rating
Baa2/BBB+


Current yield
6.49%


Benchmark vs Spread (basis
points)
183 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Boston Funds







DWS Bond VIP
Boston
185,000
 $                   185,000
0.05%



DWS Core Plus Income Fund
Boston
420,000
 $                   420,000
0.11%



Chicago Funds







DWS Core Fixed Income VIP
Chicago
375,000
 $                   375,000
0.09%



New York Funds







DWS Core Fixed Income Fund
New York
2,430,000
 $
2,430,000
0.61%



DWS Lifecycle Long Range Fund
New York
420,000
 $                   420,000
0.11%



Total

3,830,000
 $
3,830,000
0.96%











^The Security and Fund
Performance is calculated
based on information provided
by State Street Bank.




*If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
the quarter-end, the quarter-
end date is listed.


























Security Information








Security Purchased


Cusip
925524AY6


Issuer
VIACOM INC


Underwriters
BoA, Citigroup, JP Morgan, ABN
Amro, Daiwa
Securities, DBSI, Dresdner
Kleinwort, Mizuho
International, RBS Greenwich,
Societe
Generale, Tokyo-Mitsubishi
Securities,
Wachovia


Years of continuous operation,
including predecessors
> 3 years


Security
VIA 5.75% 4/30/2011


Is the affiliate a manager or
co-manager of offering?
Co-Manager


Name of underwriter or dealer
from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/5/2006


Total amount of offering sold
to QIBs
1,500,000,000


Total amount of any concurrent
public offering
0


Total
1,500,000,000


Public offering price
 $99.40


Price paid if other than
public offering price
 N/A


Underwriting spread or
commission
0.88%


Rating
Baa3/BBB


Current yield
5.79%


Benchmark vs Spread (basis
points)
110 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Core Fixed Income VIP
Chicago
830,000
 $                   830,000
0.21%



New York Funds







DWS Bond VIP
New York
458,000
 $                   458,000
0.11%



DWS Core Fixed Income Fund
New York
3,095,000
 $
3,095,000
0.77%



DWS Core Plus Income Fund
New York
1,598,000
 $
1,598,000
0.40%



DWS Lifecycle Long Range Fund
New York
678,000
 $                   678,000
0.17%



DWS Short Duration Fund
New York
970,000
 $                   970,000
0.24%



Total

7,629,000
 $
7,629,000
1.91%











^The Security and Fund
Performance is calculated
based on information provided
by State Street Bank.




*If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
the quarter-end, the quarter-
end date is listed.


































Security Information








Security Purchased


Cusip
925524AW0


Issuer
VIACOM INC


Underwriters
BoA, Citigroup, JP Morgan, ABN
Amro, Daiwa
Securities, DBSI, Dresdner
Kleinwort, Mizuho
International, RBS Greenwich,
Societe
Generale, Tokyo-Mitsubishi
Securities,
Wachovia


Years of continuous operation,
including predecessors
> 3 years


Security
VIA 6.875% 4/30/2036


Is the affiliate a manager or
co-manager of offering?
Co-Manager


Name of underwriter or dealer
from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/5/2006


Total amount of offering sold
to QIBs
1,750,000,000


Total amount of any concurrent
public offering
0


Total
1,750,000,000


Public offering price
 $99.00


Price paid if other than
public offering price
 N/A


Underwriting spread or
commission
0.88%


Rating
Baa3/BBB


Current yield
6.94%


Benchmark vs Spread (basis
points)
195 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Core Fixed Income VIP
Chicago
1,014,000
 $
1,014,000
0.25%



New York Funds







DWS Core Fixed Income Fund
New York
4,042,000
 $
4,042,000
1.01%



DWS Lifecycle Long Range Fund
New York
790,000
 $                   790,000
0.20%



DWS Core Plus Income Fund
New York
1,953,000
 $
1,953,000
0.49%



DWS Bond VIP
New York
560,000
 $                   560,000
0.14%



Total

8,359,000
 $
8,359,000
2.09%











^The Security and Fund
Performance is calculated
based on information provided
by State Street Bank.




*If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
the quarter-end, the quarter-
end date is listed.